UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 4, 2025
___________________
TRULIEVE CANNABIS CORP.
(Exact Name of Registrant as specified in its charter)
___________________

British Columbia	000-56248	84-2231905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6749 Ben Bostic Road
Quincy, FL 32351
(Address of principal executive offices and zip code)

(850) 298-8866
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On November 4, 2025, Trulieve Cannabis Corp. (the “Company”) issued a notice of redemption to the holders of its outstanding 8% Notes due October 6, 2026 (CUSIP: 89788CAD6 / ISIN: CA89788CAD61) (the “Notes”) pursuant to which it will redeem all of the Notes for cash, at a redemption price of 100% of the principal redeemed plus accrued and unpaid interest, up to, but excluding, the redemption date. The redemption date will be December 5, 2025. As of November 4, 2025, the aggregate principal amount of the Notes outstanding is US$368,000,000.

The Notes were issued pursuant to an Indenture dated as of October 6, 2021 and January 28, 2022 (the “Indenture”), between the Company and Odyssey Trust Company, as Trustee. Payment of the redemption price and surrender of the Notes for redemption will be made through the facilities of Odyssey Trust Company in accordance with the applicable procedures of the Indenture. The Notes trade on the Canadian Securities Exchange under the symbol “TRUL.NT.U”. In conjunction with the redemption, the Notes will be delisted from the Canadian Securities Exchange.

This Current Report on Form 8-K (this “Form 8-K”) does not constitute a notice of redemption. The redemption of the Notes will be made solely pursuant to the notice of redemption.

A copy of the press release announcing the redemption is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s beliefs regarding the payment of the redemption price and surrender of the Notes. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on SEDAR at www.sedar.com. There can be no assurance that any forward-looking information and statements herein will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 4, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trulieve Cannabis Corp.

By:	/s/ Eric Powers
Name:	Eric Powers
Title:	Chief Legal Officer
Date: November 4, 2025